SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In July 2017, the Company agreed with Ship Finance to terminate the long term charter for the 1997-built Suezmax Front Ardenne upon the sale and delivery of the vessel by Ship Finance to an unrelated third party. The charter with Ship Finance terminated in August. Frontline agreed to make compensation payments to Ship Finance of $4.8 million for the termination of the charter and will reduce obligations under capital leases by approximately $11.6 million. The Company expects to record a loss on termination, including this termination payment, of $5.8 million in the third quarter.

In July 2017, the Company took delivery of the Suezmax newbuilding Front Cascade and the VLCC newbuilding Front Earl.

In August 2017, the Company took delivery of the LR2 newbuilding Front Pollux.

In September 2017, the Company took delivery of the VLCC newbuilding Front Prince.